UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 12, 2016 (January 12, 2016)

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Item 2.02.         Results of Operations and Financial Condition.
On January 12, 2016, W. R. Grace & Co. (“Grace”) issued a press release providing preliminary comments on its 2015 financial results and the 2015 financial results of GCP Applied Technologies Inc., its indirect wholly owned subsidiary. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Press Release attached hereto as Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.
On January 12, 2016, Grace issued a press release (the “Press Release”) announcing that GCP Applied Technologies Inc. (the “Issuer”) intends, subject to market and other conditions, to offer $525.0 million aggregate principal amount of Senior Notes due 2023 (the “notes”) in a private offering. The notes are being issued in connection with the Issuer’s proposed spin-off from Grace, pursuant to which the Issuer will be separated into an independent publicly traded company from Grace, possessing the business, assets and liabilities associated with the Grace Construction Products operating segment and the Darex Packaging Technologies business segment of Grace (the “Spin-Off”). The Issuer expects to use the proceeds from the offering: (i) to fund a distribution to W. R. Grace & Co.-Conn., a direct subsidiary of Grace, in an amount of $500.0 million, (ii) to pay fees and expenses related to the Spin-Off, the financings and the other related transactions and (iii) for general corporate purposes. A copy of the Press Release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The notes and the related guarantees to be issued in the offering have not been registered under the Securities Act and will not be offered or sold absent registration or an applicable exemption from registration requirements.
In connection with the Spin-Off, the Issuer also expects to enter into a new credit facility, which will consist of $275.0 million of term loans and $250.0 million of revolving loans, none of which are expected to be drawn at closing. The Issuer expects to use the proceeds from the new credit facility (i) to fund a distribution to Grace in an amount of $250.0 million, (ii) to pay fees and expenses related to the Spin-Off, the financings and the other related transactions and (iii) for general corporate purposes.
The Press Release attached hereto as Exhibit 99.2 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Additionally, the Press Release attached hereto as Exhibit 99.3, described below, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On January 12, 2016, the Board of Directors of Grace approved the previously announced separation of the business, assets and liabilities associated with the Grace Construction Products operating segment and the Darex Packaging Technologies business from the remaining Grace businesses (the “Separation”) through the distribution of 100% of the outstanding common stock of GCP to Grace’s shareholders (the “Distribution”). To consummate the Distribution, the Grace Board of Directors declared a pro rata dividend of GCP common stock to Grace shareholders of record as of the close of business on January 27, 2016 (the “Record Date”), which is expected to be effective at 6:00 p.m. Eastern Time on February 3, 2016. Each Grace shareholder will receive one share of GCP common stock for every share of Grace common stock held as of the close of business on the Record Date. Grace shareholders will receive cash in lieu of fractional shares of GCP common stock. The Separation and Distribution are subject to the satisfaction or waiver of certain conditions, as more fully described in GCP’s

Registration Statement on Form 10 initially filed with the SEC on August 5, 2015 (File No. 001-37533), as amended. Following the completion of the Separation and the Distribution, GCP will be an independent, publicly traded company. A copy of the Press Release announcing certain details of the Separation and the Distribution is filed as Exhibit 99.3.
Forward Looking Statements
This announcement contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: market conditions for debt securities; risks related to foreign operations, especially in emerging regions; the cost and availability of raw materials and energy; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's funded and unfunded pension obligations; its legal and environmental proceedings; uncertainties that may delay or negatively impact the separation transaction or cause the separation transaction to not occur at all; uncertainties related to the company’s ability to realize the anticipated benefits of the separation transaction; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel during the period leading up to and following the separation transaction; costs of compliance with environmental regulation; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace’s forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to release any revision to the forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.
Item 9.01.         Financial Statements and Exhibits.
(c)           Exhibits

Exhibit No.	Description

99.1	Press release dated January 12, 2016 announcing expected release date of Grace fourth quarter and full year 2015 financial results and providing preliminary comments on 2015 financial results.
99.2	Press release dated January 12, 2016 announcing launch of notes offering by GCP Applied Technologies Inc.
99.3	Press release dated January 12, 2016 announcing certain details of the Separation and the Distribution.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ MICHAEL W. CONRON
Michael W. Conron
Assistant Secretary

Dated: January 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 12, 2016 announcing expected release date of Grace fourth quarter and full year 2015 financial results and providing preliminary comments on 2015 financial results.
99.2	Press release dated January 12, 2016 announcing launch of notes offering by GCP Applied Technologies Inc.
99.3	Press release dated January 12, 2016 announcing certain details of the Separation and the Distribution.